Exhibit 10.45

Equity Transfer Agreement

Party a (Transferor): Xiang Xiangying

Certificate No.: [  ]

Party B (Transferee): Carbon Source Technologies (Hong Kong) Limited

Business Registration No.: 77019034

Party A. Transfer the equity held in Jiujiang Mingdi Environmental Protection Technology Co., Ltd. with a contribution of 248,000 yuan (31%) to Party B. The Parties agree as follows:

1. Party A guarantees that the equity transferred to Party B does not have the claim of a third party and does not set any pledge of rights. It is not involved in any dispute or litigation.

2. If there is any part of the equity transferred by Party A to Party B that has not actually paid the capital contribution, after the transfer, Party B shall continue to fulfill the obligation of capital contribution of this part of equity. The specific circumstances shall be subject to the capital contribution certificate, and both parties have confirmed that there is no objection.

3. The transfer price is RMB 248,000 yuan, and the payment method shall be separately agreed by both parties.

4. After the formal signing of this Agreement, if either party fails to perform or fails to fully perform the agreed terms,the breaching party shall compensate for the losses caused to the observant party by its breach of contract.

5. Disputes arising from the implementation of the agreement by the five agricultural countries shall be settled through friendly consultation between the two parties; if the negotiation fails, a lawsuit shall be brought to the people’s court for settlement.

6. This Agreement shall come into force as of the date of signing. The agreement shall be made in quadruplicate, one for each party, one for the company’s filing and one for the application for registration of change.

Party A	Party B

(Signature or seal)	(Signature or seal):

Date of Agreement: October 30, 2024

Equity Transfer Agreement

Party a (Transferor): Wang Xinliang

Certificate No.: [  ]

Party B (Transferee): Carbon Source Technologies (Hong Kong) Limited

Business Registration No.: 77019034

Party A. Transfer the equity held in Jiujiang Mingdi Environmental Protection Technology Co., Ltd. with a contribution of 160,000 yuan (20%) to Party B. The Parties agree as follows:

1. Party A guarantees that the equity transferred to Party B does not have the claim of a third party and does not set any pledge of rights. It is not involved in any dispute or litigation.

2. If there is any part of the equity transferred by Party A to Party B that has not actually paid the capital contribution, after the transfer, Party B shall continue to fulfill the obligation of capital contribution of this part of equity. The specific circumstances shall be subject to the capital contribution certificate, and both parties have confirmed that there is no objection.

3. The transfer price is RMB 160,000 yuan, and the payment method is agreed by the two banks.

4. After this Agreement is formally signed, any party who fails to perform or fails to fully perform the agreed terms shall constitute a breach of contract. The breaching party shall compensate for the losses caused to the observant party by its breach of contract.

5. Any dispute arising from the performance of this Agreement shall be settled by both parties through friendly negotiation; if the negotiation fails, a lawsuit shall be brought to the people’s court for settlement.

6. This Agreement shall come into force as of the date of signing. The agreement shall be made in quadruplicate, one for each party, one for the company’s filing and one for the application for registration of change.

Party A	Party B

(Signature or Seal)	(Signature or Seal)

Date of Agreement: October 30, 2024